                                                                      EXHIBIT 25

                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) [ ]

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

              NEW YORK                            13-5160382
      (State of incorporation                  (I.R.S. employer
      if not a national bank)                 identification no.)
  ONE WALL STREET, NEW YORK, N.Y.                    10286
  (Address of principal executive                 (Zip code)
              offices)

                      JERSEY CENTRAL POWER & LIGHT COMPANY
               (Exact name of obligor as specified in its charter)

             NEW JERSEY                           21-0485010
  (State or other jurisdiction of              (I.R.S. employer
   incorporation or organization)             identification No.)

       C/O FIRSTENERGY CORP.
        76 SOUTH MAIN STREET
            AKRON, OHIO
  (Address of principal executive                    44308
              offices)                            (Zip code)


                      5.625% Exchange Senior Notes due 2016
                      -------------------------------------
                       (Title of the indenture securities)

1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

(A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                NAME                                 ADDRESS
-----------------------------------    -------------------------------------
Superintendent of Banks of the         2 Rector Street,
State of New York                      New York, N.Y. 10006, and
                                       Albany, N.Y. 12203

Federal Reserve Bank of New York       33 Liberty Plaza,
                                       New York, N.Y. 10045

Federal Deposit Insurance              Washington, D.C. 20429
Corporation

New York Clearing House Association    New York, New York 10005

(B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of September, 2004.

                                    THE BANK OF NEW YORK

                                    By:   /s/  PATRICIA GALLAGHER
                                          --------------------------------
                                          Patricia Gallagher
                                          Vice President

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  DOLLAR AMOUNTS
                                                                   IN THOUSANDS
                                                                  --------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin              $  2,954,963
  Interest-bearing balances                                         10,036,895
Securities:
  Held-to-maturity securities                                        1,437,899
  Available-for-sale securities                                     20,505,806

Federal funds sold and securities purchased under
  agreements to resell
  Federal funds sold in domestic offices                             5,482,900
  Securities purchased under agreements to resell                      838,105
Loans and lease financing receivables:
  Loans and leases held for sale                                        48,034
  Loans and leases, net of unearned income                          38,299,913
  LESS: Allowance for loan and lease losses                            594,926
  Loans and leases, net of unearned income and allowance            37,704,987
Trading Assets                                                       2,986,727
Premises and fixed assets                                              957,249
  (including capitalized leases)
Other real estate owned                                                    374
Investments in unconsolidated subsidiaries and associated
    companies                                                          246,280
Customers' liability to this bank on acceptances outstanding           251,948
Intangible assets
    Goodwill                                                         2,699,812
    Other intangible assets                                            755,311
Other assets                                                         7,629,093
                                                                  ------------
Total assets                                                      $ 94,536,383
                                                                  ============

LIABILITIES
Deposits:
  In domestic offices                                             $ 36,481,716

  Noninterest-bearing                                               15,636,690
  Interest-bearing                                                  20,845,026
  In foreign offices, Edge and Agreement subsidiaries, and IBFs     25,163,274
  Noninterest-bearing                                                  413,981
  Interest-bearing                                                  24,749,293
Federal funds purchased and securities sold under
  agreements to repurchase
  Federal funds purchased in domestic offices                          898,340
  Securities sold under agreements to repurchase                       721,016
Trading liabilities                                                  2,377,862
Other borrowed money:                                               10,475,320
  (includes mortgage indebtedness and obligations under
    capitalized leases)
Not applicable
Bank's liability on acceptances executed and outstanding               254,569
Subordinated notes and debentures                                    2,422,807
Other liabilities                                                    7,321,226
                                                                  ------------
Total liabilities                                                 $ 86,116,130
                                                                  ============
Minority interest in consolidated subsidiaries                         139,967

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                0
Common stock                                                         1,135,284
Surplus                                                              2,082,308
Retained earnings                                                    5,118,989
Accumulated other comprehensive income                                 (56,295
Other equity capital components                                              0
Total equity capital                                                 8,280,286
                                                                  ------------
Total liabilities, minority interest, and equity capital          $ 94,536,383
                                                                  ============

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                          Thomas J. Mastro,
                                          Senior Vice President and
                                          Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell        }  Directors
Alan R. Griffith